                                  EXHIBIT 99.1

                       HISTORICAL FINANCIAL STATEMENTS FOR
                           NEXVU TECHNOLOGIES, L.L.C.

INDEPENDENT AUDITORS' REPORT


To the Board of Members of
Nexvu Technologies, LLC

We have audited the accompanying balance sheets of Nexvu Technologies, LLC (a Development Stage Enterprise) as of December 31, 2002 and 2003 and the related statements of operations and stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Nexvu Technologies, LLC (a Development Stage Enterprise) as of December 31, 2002 and 2003 and the results of its operations, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Russell & Atkins, PLC

Russell & Atkins, PLC

May 3, 2004
Oklahoma City, Oklahoma

NEXVU TECHNOLOGIES, L.L.C.
(A DEVELOPMENT STAGE ENTERPRISE)
BALANCE SHEET
DECEMBER 31, 2002 AND 2003


-------------------------------------------------------------------------------------------------------

                                                                            2003                2002
-------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
Cash                                                                    $  616,880            $      -
Accounts receivable                                                         61,270               9,590
Prepaid expenses                                                            51,837                   -
-------------------------------------------------------------------------------------------------------

Total Current Assets                                                       729,987               9,590
-------------------------------------------------------------------------------------------------------

FIXED ASSETS - net of accumulated depreciation                             136,341             179,777
-------------------------------------------------------------------------------------------------------

OTHER ASSETS
Software licensing fee                                                     300,000             300,000
Organization costs - net of accumulated amortization                             -               3,371
-------------------------------------------------------------------------------------------------------

Total Other Assets                                                         300,000             303,371
-------------------------------------------------------------------------------------------------------


TOTAL ASSETS                                                            $1,166,328            $492,738
-------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

NEXVU TECHNOLOGIES, L.L.C.
(A DEVELOPMENT STAGE ENTERPRISE)
BALANCE SHEET
DECEMBER 31, 2002 AND 2003

------------------------------------------------------------------------------------------------------------

                                                                                2003                 2002
------------------------------------------------------------------------------------------------------------
LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES

Accounts payable                                                            $   160,971        $    219,519
------------------------------------------------------------------------------------------------------------

Total Current Liabilities                                                       160,971             219,519

LONG-TERM
Loans payable                                                                   735,000           1,400,136
------------------------------------------------------------------------------------------------------------

Total Liabilities                                                               895,971           1,619,655

MEMBERS' EQUITY(DEFICIT)                                                        270,357         (1,126,917)
------------------------------------------------------------------------------------------------------------


Total Liabilities and Members' Equity                                       $ 1,166,328        $    492,738
------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

NEXVU TECHNOLOGIES, L.L.C.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENT OF OPERATIONS AND MEMBERS' EQUITY (DEFICIT)


---------------------------------------------------------------------------------------------------------------------
                                                                                                              FROM
                                                                                                            INCEPTION,
                                                                                                             FEBRUARY
                                                                        YEAR               PERIOD            28, 2002
                                                                        ENDED               ENDED               TO
                                                                       DECEMBER            DECEMBER          DECEMBER
                                                                       31, 2003            31, 2002          31, 2003
---------------------------------------------------------------------------------------------------------------------
REVENUE                                                                  59,027                   -           59,027
---------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Consulting fees                                                         134,883              47,452          182,335
Depreciation and amortization                                            84,395              39,075          123,470
Employee benefits                                                       101,460              52,983          154,443
General and administrative                                               84,466              70,787          155,253
Loan interest                                                           145,624                   -          145,624
Professional fees                                                       127,160              17,388          144,548
Rent and occupancy costs                                                127,602              42,118          169,720
Research and development expenditures                                   132,613                   -          132,613
Salaries                                                              1,654,513             829,020        2,483,533
Travel, entertainment and promotion                                     103,944              28,094          132,038
---------------------------------------------------------------------------------------------------------------------

TOTAL EXPENSES                                                        2,696,660           1,126,917        3,823,577
---------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                                    (2,637,633)         (1,126,917)      (3,764,550)

MEMBERS' EQUITY (DEFICIT), BEGINNING                                 (1,126,917)                  -                -
CONTRIBUTIONS - CASH                                                  1,825,000                            1,825,000
CONTRIBUTIONS - LOAN CONVERSIONS                                      2,209,907                            2,209,907
---------------------------------------------------------------------------------------------------------------------

MEMBERS' EQUITY (DEFICIT), ENDING                                       270,357          (1,126,917)         270,357
---------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

NEXVU TECHNOLOGIES, L.L.C.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENT OF CASH FLOWS

-------------------------------------------------------------------------------------------------------------------------

                                                                                                                 FROM
                                                                                                               INCEPTION
                                                                                                               FEBRUARY
                                                                           YEAR               PERIOD           28, 2002
                                                                           ENDED               ENDED              TO
                                                                         DECEMBER            DECEMBER           DECEMBER
                                                                         31, 2003            31, 2002           31, 2003
-------------------------------------------------------------------------------------------------------------------------

CASH FLOW FROM OPERATING ACTIVITIES
NET LOSS                                                               $ (2,637,633)       $ (1,126,917)     $(3,764,550)
Adjustments to reconcile net loss to net cash
 used in operating activities
Depreciation and amortization                                                84,395              39,075          122,796
Write off of organization costs                                               3,371                   -                -
Changes in assets and liabilities
 Increase in accounts receivable                                            (51,680)             (9,590)         (61,270)
 Increase in prepaid expenses and sundry                                    (51,837)                   -         (51,837)
 Increase(decrease) in accounts payable                                     (58,548)            219,519          158,409
-------------------------------------------------------------------------------------------------------------------------

                                                                            (74,299)            249,004          168,098
-------------------------------------------------------------------------------------------------------------------------

Net Cash Used in Operating Activities                                    (2,711,932)           (877,913)      (3,596,452)
-------------------------------------------------------------------------------------------------------------------------


CASH FLOW FROM FINANCING ACTIVITIES
 Loans payable - net                                                      1,544,770           1,400,136        2,944,906
 Contributions by members - net of repayments                             1,825,000                   -        1,825,000
-------------------------------------------------------------------------------------------------------------------------


Net Cash Provided By Financing Activities                                 3,369,770           1,400,136        4,769,906
-------------------------------------------------------------------------------------------------------------------------

CASH FLOW FROM INVESTING ACTIVITIES
 Purchase of fixed assets                                                   (40,958)           (218,178)        (259,136)
 Purchase of other assets                                                         -            (304,045)        (300,000)
-------------------------------------------------------------------------------------------------------------------------

Net Cash Used In  Investing Activities                                      (40,958)           (522,223)        (559,136)
-------------------------------------------------------------------------------------------------------------------------


Increase in Cash                                                            616,880                   -          614,318

Cash and Cash Equivalents - Beginning of Period                                   -                   -                -
-------------------------------------------------------------------------------------------------------------------------

Cash and Cash Equivalents - End of period                              $    616,880        $          -      $   614,318
-------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest                                                 $    107,175        $          -      $   107,175
                                                               ----------------------------------------------------------
Cash paid for income taxes                                             $          -        $          -      $         -
                                                               ----------------------------------------------------------

NONCASH INVESTING AND FINANCING ACTIVITIES:
Contributions by members through conversions of loans                  $  2,209,907        $          -      $ 2,209,907
                                                               ----------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                           NEXVU TECHNOLOGIES, L.L.C.
                         A DEVELOPMENT STAGE ENTERPRISE
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 and 2003




NOTE 1 - Organization and Basis of Presentation

Nexvu Technologies, LLC, (the "Company") was organized as a Delaware limited liability company on February 28, 2002 under the name of Siegler Technology Development, LLC. The Company was formed to develop and market software and hardware products and solutions for communication networks. The Company changed its name to "Nexvu, LLC" on January 29, 2003, and to "Nexvu Technologies, LLC" on October 22, 2003.


NOTE 2 - Summary of Significant Accounting Policies


Cash and Cash Equivalents

           The Company considers those short-term, highly liquid investments with original maturities of three months or less as cash and cash equivalents.


Property and Equipment

The Company capitalizes property and equipment in excess of $500. All property and equipment are stated at cost. The cost of ordinary maintenance and repairs is charged to operations while renewals and replacements are capitalized. Depreciation is computed over the estimated useful lives of the assets generally as follows:

                     Computers, Equipment & Furniture             5 to 7 years
                     Computer Software                            3 years


Software Licensing Fee

The Company accounts for its software license in accordance with Statement of Financial Accounting Standards ("SFAS") No. 142, effective October 1, 2001. The Company also reviews its long-lived assets for impairments. Impairment losses on long-lived assets are recognized when events or changes in circumstances indicate that the undiscounted cash flows estimated to be generated by such assets are less than their carrying value and, accordingly, all or a portion of such carrying value may not be recoverable. Impairment losses are then measured by comparing the fair value of assets to their carrying amounts. The Company recognized no impairment loss at December 31, 2002 and 2003.

                           NEXVU TECHNOLOGIES, L.L.C.
                         A DEVELOPMENT STAGE ENTERPRISE
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 and 2003


Fair Value of Financial Instruments

The carrying amount of cash, accounts receivable, prepaid expenses and accounts payable are considered representative of their respective fair values because of the short-term nature of these financial instruments.

Revenue Recognition

The Company has not generated any significant revenues through December 31, 2003. Revenues, if any, will be recognized when the price is reasonably determinable, the product or service has been delivered and collection of the sales price is reasonably assured.

Income Taxes

The Company is organized as a limited liability company. All profits or losses or benefits derived are the responsibility of the members. Neither income taxes nor the benefits relating to net losses are reflected in the accompanying financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Recently Issued Accounting Pronouncements

SFAS No. 149 "Amendment of Statement 133 on derivative instruments and hedging activities". This statement amends and clarifies financial accounting and reporting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS 133, "Accounting for derivative instruments and hedging activities".

SFAS No. 150 "Accounting for certain financial instruments with characteristics of both liabilities and equity". This statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.

The Company believes that the above standards would not have a material impact on its financial position, results of operations or cash flows.

                           NEXVU TECHNOLOGIES, L.L.C.
                         A DEVELOPMENT STAGE ENTERPRISE
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 and 2003

NOTE 3 - Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. This basis of accounting contemplates the recovery of the Company's assets and the satisfaction of its liabilities in the normal course of business. Through December 31, 2003, the Company had incurred cumulative losses of $3,764,550. The Company's successful transition from a development stage company to attaining profitable operations is dependent upon obtaining financing adequate to achieving a level of revenues adequate to support the Company's cost structure. Subsequent to the date of these financial statements the Company has received a total of $7,625,075 in gross proceeds from a private placement offering and an additional $550,000 in bridge loans have been converted into common stock. See Note 9, Subsequent Events.


NOTE 4 - Software License Agreement

On August 31, 2003, the Company entered into a software licensing agreement with Hifn, Inc. to acquire a non-exclusive license for the worldwide rights to market and distribute Hifn's proprietary software. The term of the agreement is for five years with provision for annual renewals thereafter. The cost of the software licensing fee was $300,000 with annual upgrade and maintenance charges of $30,000. The agreement also calls for minimum annual royalty payments totaling $500,000 over the first five year period following customer shipment, payable quarterly as follows:

                     Year 1               $  50,000
                     Year 2                  75,000
                     Year 3                 100,000
                     Year 4                 125,000
                     Year 5                 150,000

If in any year the calculation of the royalty fee is greater than the minimum, this excess will reduce the final amount due in the fifth year.

                           NEXVU TECHNOLOGIES, L.L.C.
                         A DEVELOPMENT STAGE ENTERPRISE
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 and 2003


NOTE 5 - Commitments

In July, 2002, the Company entered into a three year operating lease agreement for office space. Minimum rentals, on an annual basis, are as follows:

                2004       $ 76,265
                2005         78,220


NOTE 6 - Notes Payable

Notes payable to members, unsecured,
interest at 8%, convertible to equity
according to the terms of the Loan
Conversion Agreement                                          $625,000

Note payable to bank, secured by
certain personal assets of a member
and all assets of the Company,
interest at 9%, interest only due
monthly, principal due
March 31, 2004                                                 110,000
                                                              --------


Total Notes Payable                                           $735,000
                                                              ========



NOTE 7 - Property and Equipment

Property and equipment at December 31, 2003 consists of the following:

              Furniture and fixtures                    $ 89,375
              Software                                    19,408
              Computer equipment                         128,491
              Office equipment                             3,629
              Telephone equipment                         18,236
                                                         -------
                                                         259,139
              Less: Accumulated depreciation            (122,798)
                                                        ---------

                                                        $136,341
                                                        ========

                           NEXVU TECHNOLOGIES, L.L.C.
                         A DEVELOPMENT STAGE ENTERPRISE
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2002 and 2003


NOTE 8 - Related Parties

On December 1, 2003, the Company entered into an agreement for business and financial advisory services to be provided by an entity controlled by one the Company's directors. Fees for these services total $765,207.

NOTE 9 - Subsequent Events

On January 28, 2004, the Company merged with a wholly owned subsidiary of Capital Growth Systems, Inc. ("CGSI"), a Florida "shell" corporation formed for the purpose of acquiring an operating business. The Company has become the sole operating business of CGSI. The merger was contingent upon CGSI having raised a minimum of $2,000,000 of investor capital pursuant to a common stock private placement at $1.35 per share. As of April 15, 2004 an aggregate of $7,625,075 of gross proceeds from the private placement had been raised. In addition, at the merger closing the $550,000 of bridge loans to the Company were converted into additional common stock of CGSI at approximately $0.95 per share and one additional $25,000 subscription was accepted shortly thereafter at such pricing. In connection with the merger, an aggregate of 8,558,500 shares of common stock of CGSI were issued to the members of the Company and the Company became a wholly owned subsidiary of CGSI, with CGSI serving as its sole manager. Following the merger the Company will be treated as a disregarded entity for state and federal income tax purposes. The cash balances of CGSI as of March 1, 2004 are expected to be more than sufficient to cover the cost of operations of the Company for 2004.